                      SECURITIES AND EXCHANGE COMMISSIONS

                           Washington, D.C.   20549

                                  __________

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    January 30, 1999
                                                  ------------------

                               ICU MEDICAL, INC.
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   DELAWARE.
        --------------------------------------------------------------
                (State or other jurisdiction of incorporation)

        0-19974                                        33-0022692
------------------------              --------------------------------------
(Commission File Number)                (I.R.S. Employer Identification No.)

951 Calle Amanecer             San Clemente, California               92673
------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code   (714) 366-2183
                                                   -----------------
                                      N/A
     ---------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events
          ------------

     On July 15, 1997, the Board of Directors of ICU Medical, Inc. (the "Company") declared a dividend distribution of one Right for each outstanding share of Company Common Stock to stockholders of record at the close of business on July 28, 1997. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, no par value (the "Preferred Stock"), at a Purchase Price of $50 per one one-hundredth of a share, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Chase Mellon Shareholder Services, L.L.C., as Rights Agent. The Company's Current Report on Form 8-K dated July 15, 1997 includes a summary description of the Rights.

     The Rights Agreement provides that the Board of Directors may redeem the Rights in whole, but not in part, at any time until the Stock Acquisition Date (as defined in the Rights Agreement), at a price of $.01 per Right. The Rights Agreement included a so-called deferred redemption provision, the effect of which was that the Rights generally could not have been redeemed for 180 days following a change in a majority of the Board of Directors of the Company as a result of a proxy contest.

     As of January 30, 1999, the Company and the Rights Agent amended the Rights Agreement to eliminate the deferred redemption provision. As a result, the Board of Directors may redeem the Rights at any time until the Stock Acquisition Date. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $.01 redemption price.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (c)  Exhibits

     1. Amendment No. 1 to Rights Agreement, dated as of January 30, 1999, between ICU Medical, Inc. and Chase Mellon Shareholder Services, L.L.C., as Rights Agent, attached as Exhibit 2 to Form 8-A/A filed on February 9, 1999 and incorporated herein by reference. The Exhibit is incorporated by reference from the 8-A/A.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


Date:  February 9, 1999

                                             ICU MEDICAL, INC.



                                             By:  /s/ Francis J. O'Brien
                                                  ----------------------------
                                                  Francis J. O'Brien
                                                  Secretary, Treasurer and
                                                  Chief Financial Officer